Exhibit 99.1

© 2023 ANI Pharmaceuticals, Inc. 1 © 2023 ANI Pharmaceuticals, Inc. 1 Jefferies Healthcare Conference June 2023

Disclaimer

This presentation by ANI Pharmaceuticals, Inc ("ANI" or the "Company") contains forward-looking statements, including information about management's view of the Company's future expectations, plans and prospects, as well as other forward-looking statements. Any statements made in this presentation other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different than those expressed or implied in such statements. Unknown or unpredictable factors also could have material adverse effects on the Company's future results. Information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in the Company's other periodic reports and filings with the Securities and Exchange Commission ("SEC"). The forward-looking statements included in this presentation are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements and you should not place undue reliance on these forward-looking statements. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA, that management reviews to evaluate its business, measure its performance and make strategic decisions. Management believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. Adjusted EBITDA is a non-GAAP financial measure that represents prior to interest expense, net, other expense, net, income taxes, and depreciation and amortization, as adjusted to add back certain non-cash and non-recurring charge. Adjusted EBITDA and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. Please refer to the Appendix in this presentation for a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP measure.

ani Pharmaceuticals, Inc.
© 2023 ANI Pharmaceuticals, Inc.
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© 2023 ANI Pharmaceuticals, Inc. 3 ANI Pharmaceuticals Is Well Positioned to Drive Sustainable Profitable Growth Scaling up Rare Disease business with Purified Cortrophin Gel (PCG) launch momentum and adding assets that leverage our Rare Disease infrastructure Maximize value from Established Brands through innovative go - to - market strategies Building a sustainable Biopharma company serving patients in need Strengthen generics business with enhanced R&D capability focused on niche opportunities, cost - competitiveness and supply reliability Empowered and experienced talent retaining core strengths and driving growth

© 2023 ANI Pharmaceuticals, Inc. 4 2022 Was a Landmark Year for ANI, Which We Believe Creates Strong Growth Momentum for 2023 and Beyond Revenues ($ million) Adjusted Non - GAAP EBITDA (1) ($ million) (1) Adjusted non - GAAP EBITDA is a non - GAAP financial measure. For reconciliation of Adjusted Non - GAAP EBITDA to the most directly co mparable GAAP measure, please see Appendix A. * CAGR is calculated based on midpoint. $ 216 $ 316 2021 2023E* 2022 $385 - 410 +36% $ 51 $ 56 $97 - 107 2021 2022 2023E* +41%

© 2023 ANI Pharmaceuticals, Inc. 5 ANI Achieved Record Quarterly Revenues and Adjusted Non - GAAP EBITDA in First Quarter of 2023 Revenues ($ million) Adjusted Non - GAAP EBITDA (1) ($ million) $42 (1) Adjusted non - GAAP EBITDA is a non - GAAP financial measure. For reconciliation of Adjusted Non - GAAP EBITDA to the most directl y comparable GAAP measure, please see Appendix A. $ 64.5 $ 106.8 Q1’22 Q1’23 $ 94.2 $ 106.8 Q4’22 Q1’23 $ 4.3 $ 33.0 Q1’22 Q1’23 $ 23.3 $ 33.0 Q4’22 Q1’23 Year - over - Year Sequential Year - over - Year Sequential +66% +13% +667% +42%

Strong Launch Momentum for Foundational Rare Disease Asset, Purified Cortrophin Gel

Purified Cortrophin® Gel
repository corticotropin injection USP 80 U/mL

Accelerating momentum with record quarterly number of new cases initiated in Q1’23 and record monthly new patient starts and cases initiated in April’23

- Continued growth in number of new unique prescribers and repeat prescribers
- Many prescribers who had previously slowed or discontinued use of the ACTH class have re-started their use of ACTH therapy after the launch of Purified Cortrophin Gel

Prescriptions distributed across nearly all label indications with a promotional focus on rheumatology, neurology, nephrology, and pulmonology*

- Ramped-up peer-to-peer education programs across three target specialties to further increase awareness of Cortrophin Gel
- Recruitment and onboarding of modest dedicated pulmonology sales team completed

Increased market access significantly for ACTH class for appropriate patients in need

Strong Rare Disease platform with medical affairs, patient support, specialty pharmacy distribution, market access, and experienced sales force

2022 Rare Disease Revenues ($ million)



$1.3
$10.2
$12.6
$17.6
Q1
Q2
Q3
Q4

Q1’23 revenues of $16.3M in line with expectations and on track for delivering full-year guidance

* Initiated in 2023.

© 2023 ANI Pharmaceuticals, Inc.

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© 2023 ANI Pharmaceuticals, Inc. 7 Importantly, ACTH Class Has Shown Year - over - Year Unit Growth Since PCG Launch and for the First Time Since 2019 Source: IQVIA ACTH Units – Year - over - Year Change From June 2022 to April 2023, the ACTH category has demonstrated eleven months of consecutive year - over - year growth -20.00% -15.00% -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% Units Growth Yr/Yr Month Units Growth Yr/Yr PCG Launch

© 2023 ANI Pharmaceuticals, Inc. 8 Focused Efforts to Strengthen Generics Business, Enhancing Growth Momentum Generics Revenues ($ million) 1 Superior pipeline and new product launch execution Driving cost - excellence Ensuring reliability of supply • Increased R&D investment with focus on niche opportunities • Filed 12 new ANDAs in 2022 and retained top 10 ranking in number of ANDA approvals • With the recent approvals, ANI shares the leadership position on Competitive Generic Therapy (CGT) approvals • Consolidation of manufacturing network is on track with rationalization of manufacturing operations in Oakville • Augmented our analytical and development facility in Chennai, India with over 60 skilled colleagues • U.S. - based manufacturing sites (New Jersey & Minnesota) • Strong compliance and audit history enhanced further by successful recent FDA audits across sites • Maintaining healthy inventory levels for finished goods and raw materials + 46% $143 $210 2021 2022 Q1’23 revenues of $63.7M demonstrated 30% growth over Q1’22 Successful Novitium acquisition driving significant growth

Entirely U.S. Based Manufacturing Footprint; Strong GMP Track Record, Including Successful Recent Audits at All Three Sites



Baudette, MN
130k sf



Baudette, MN
Containment Facility - 47k sf



East Windsor, NJ
100k sf

	Baudette, MN (130k sf)	Baudette, MN (Containment Facility - 47k sf)	East Windsor, NJ (100k sf)
Facility Overview and Capabilities	• Manufacturing, packaging, warehouse • Schedule CII vault & CIII cage space • Lab space - R&D/analytical testing • Solutions, suspensions, topicals, tablets, capsules, and powder for suspension • DEA-licensed for Schedule II controlled substances	• Manufacturing, packaging, warehouse • Low-humidity suite for moisture-sensitive compounds • Fully-contained high potency facility for hormone, steroid, and oncolytic products • DEA Schedule III capability	• 100K ft^2 of manufacturing, packaging, lab, warehouse, and administrative space • Undergoing 20K ft^2 expansion that adds 17 new manufacturing suites • Solid oral tablets and capsules, liquid suspensions and solutions, powder for oral suspension, controlled substances as well as containment & nano-milling • API development & low volume production
Annual Capacity	• Solid Dose ~2.5BN doses • Liquid Unit ~23MM doses • Liquids ~20MM bottles • Powder ~4MM bottles	• Tablets ~2.5BN doses • Capsules ~150MM doses • Blisters ~ 45MM doses	• Tablets & Capsules ~3.0BN doses • Packaged Units ~20MM units • Liquids ~10MM bottles • Powder ~ 2MM bottles
GMP	*Four FDA inspections since 2013* **Latest inspection – November 2022** **Results: VAI status**	*Six DEA inspections since 2013* **Latest inspection – November 2022** **Results: VAI status**	*Six FDA inspections since 2017* **Latest inspection – March 2023** **Results: NAI status & Zero 483s**

ani Pharmaceuticals, Inc.

© 2023 ANI Pharmaceuticals, Inc.

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Executive Leadership Team with Proven Track Records and Broad Industry Expertise



Nikhil Lalwani
President & Chief Executive Officer

- 20+ years leadership experience in pharmaceuticals and healthcare
- Proven track record of developing and executing multi-year strategic growth plans



Chris Mutz
Head of Rare Diseases / Cortrophin

- 25+ years commercialization experience
- Responsible for building / leading launch of Soliris for gMG and NMOSD in the US



Meredith Cook
SVP, Legal & General Counsel

- 20+ years of legal and leadership experience in specialty and generics pharmaceuticals
- Served as Vice President and Associate GC for Amneal Pharmaceuticals
- Previously with Morgan Lewis & Bockius, LLP



Samy Shanmugam
COO, New Jersey Operations & Head of Global R&D

- Former Head of R&D and Operations for Par Pharmaceuticals
- Founded Edict Pharmaceuticals, Nuray chemicals and Ethics BioLab
- Developed over 100 specialty dosage forms and ANDAs in the US



Chad Gassert
SVP, Corporate Development & Strategy

- Former SVP of Business Development, M&A, Partnerships and Licensing for Par Pharmaceuticals
- Formulation development scientist for Sandoz



Stephen Carey
SVP, Finance & Chief Financial Officer

- 30+ years financial executive experience
- Former SVP. Controller and Principal Accounting Officer for Par Pharmaceuticals



Krista Davis
SVP, Human Resources & CHRO

- 20 years of leadership experience in HR, talent management, and organizational development across industries and cultures
- Former Global Head, People & Organization for Novartis Technical Operations



Ori Gutwerg
SVP, Generics

- 17+ years pharmaceutical experience across generic and branded products
- Proven track record of business development and accelerating growth



James Marken
SVP, Operations & Product Development

- 30+ years of pharmaceuticals experience, overseeing production and logistical functions for company facilities
- Expertise in quality control, validation and manufacturing

© 2023 ANI Pharmaceuticals, Inc.

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© 2023 ANI Pharmaceuticals, Inc. 11 ANI Pharmaceuticals Is Well Positioned to Drive Sustainable Profitable Growth Scaling up Rare Disease business with Purified Cortrophin Gel (PCG) launch momentum and adding assets that leverage our Rare Disease infrastructure Maximize value from Established Brands through innovative go - to - market strategies Building a sustainable Biopharma company serving patients in need Strengthen generics business with enhanced R&D capability focused on niche opportunities, cost - competitiveness and supply reliability Empowered and experienced talent retaining core strengths and driving growth

© 2023 ANI Pharmaceuticals, Inc. 12 © 2023 ANI Pharmaceuticals, Inc. 12 Jefferies Healthcare Conference June 2023

© 2023 ANI Pharmaceuticals, Inc. 13 EBITDA Reconciliation – 1Q 2023 and 2022 2023 2022 Net Loss 1,439$ (20,130)$ Add/(Subtract): Interest expense, net 7,696 6,613 Other expense, net 34 89 Income tax provision (benefit) 726 (5,767) Depreciation and amortization 14,700 14,557 Contingent consideration fair value adjustment 961 753 Restructuring activities 1,130 - Impact of Canada operations (1) 1,645 - Stock-based compensation 4,337 3,237 Excess of fair value over cost of acquired inventory - 3,829 Novitium transaction expenses 342 1,092 Adjusted non-GAAP EBITDA 33,010$ 4,273$ Adjusted non-GAAP EBITDA Calculation and US GAAP to non-GAAP Reconciliation (unaudited, in thousands) Three Months Ended March 31, (1) Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general, and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations, which is complete as of March 31, 2023. The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete.

© 2023 ANI Pharmaceuticals, Inc. 14 EBITDA Reconciliation – Full Year 2022 and 2021 (1) Adjustment to other expense, net excludes $750K of income related to the sale of an ANDA during the three months ended December 31, 2021, and excludes $750K and $1.9 million of income related to the sale of an ANDA during the twelve months ended December 31, 2022 and 2021, respectively. (2) Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock - based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations, expected to be complete by March 31, 2023. The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete. (3) For the three and twelve months ended December 31, 2021, Asset impairments is comprised of an ANDA intangible asset impairment and related inventory reserve charge. (4) Beginning in the fourth quarter of 2022, ANI will no longer exclude expenses for In - Process Research & Development or Cortrophin pre - launch charges and sales and marketing expenses from its non - GAAP results. Historically, the company excluded these charges. These changes are being made to align with views expressed by the U.S. Securities and Exchange Commission. Prior periods have been recast to reflect these changes. • For the twelve month period ended December 31, 2022, non - GAAP financial measures have been recast to include $1.2 million of incremental R&D expense and a corresponding reduction in full year Adjusted non - GAAP EBITDA as compared to the amount reported in our third quarter 2022 earnings release and associated Form 8 - K. • For the twelve month period ended December 31, 2021, non - GAAP results have been recast to include $780K of additional Purified Cortrophin Gel pre - launch charges and $13.4 million of Cortrophin related SG&A expense, and a corresponding reduction in full year Adjusted non - GAAP EBITDA of $14.2 million. 2022 2021 Net Loss (47,896)$ (42,603)$ Add/(Subtract): Interest expense, net 28,052 11,922 Other expense, net (1) 80 6,243 Benefit for income taxes (14,769) (13,455) Depreciation and amortization 56,972 47,252 Contingent consideration fair value adjustment 3,758 500 Legal settlement expense - 8,750 Intangible asset impairment charge 112 - Restructuring activities 5,679 - Impact of Canada operations (2) 2,740 - Stock-based compensation 14,599 10,489 Asset impairments (3) - 2,737 Excess of fair value over cost of acquired inventory 5,294 7,460 Novitium transaction expenses 1,244 9,382 Royalty settlement - 1,934 Adjusted non-GAAP EBITDA (4) 55,865$ 50,611$ Twelve Months Ended December 31, Adjusted non-GAAP EBITDA Calculation and US GAAP to Non-GAAP Reconciliation (unaudited, in thousands)

© 2023 ANI Pharmaceuticals, Inc. 15 ANI’s Strong Business Development Engine Fueled Growth in Earlier Years Brands Class Seller Products 2021 Sandoz Veregen Oxistat Apexicon Pandel 2018 AZ Atacand & Atacand HCT Casodex & Arimidex 2017 Cranford Inderal XL Innopran XL 2016 Akrimax Inderal LA/Prop ER 2016 Merck Cortrophin 2014 Shire Vancocin Noven Lithobid 2011 Meda Reglan Generics Class Seller Products 2022 Oakrum Pharma 4 limited competition ANDAs 2020 Harris Fluconazole Ricon Clobetasol cream Amerigen 23 G x Products 2019 Coeptis 7 Gx Products Cambrex Lidocaine Pii Bretylium Teva 31 ANDAs 2018 Appco Ranitidine + Chlorzoxazone Impax 7 Gx Products IDT 23 ANDAs 2016 Aspen Brethine H2 Lipofen AG + HC Rectal Cream 2015 Teva Basket #2 – 22 ANDAs Teva Flecainide 2013 Teva Basket #1 – 31 ANDAs Sofgen Nimodipine + Omega